SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


             Date of Report (Date of earliest reported) May 13, 2002


                         Global Innovative Systems, Inc.
             (Exact name of registrant as specified in its charter)


Nevada
(State or other jurisdiction of incorporation)


0-30299
(Commission File Number)


98-0217653
(IRS Employer Identification No.)


Suite 104-630 Columbia Street, New Westminster, British Columbia, Canada V3M 1A5 (Address of principal executive offices and Zip Code)


(604) 522-8618
(Registrant's telephone number, including area code)

Item 4.        Changes in Registrant's Certifying Accountant

In May, 2002, Global Innovative Systems, Inc. decided to engage new auditors as its independent accountant to audit its consolidated financial statements. On May 13, 2002, BDO Dunwoody LLP was dismissed from its position as Global Innovative's independent accountant, and on that same day, Robison, Hill & Co. was appointed as Global Innovative's new independent accountant.

Global Innovative's board of directors approved the change of accountant from BDO Dunwoody LLP to Robison, Hill & Co. on May 13, 2002.

During Global Innovative's most recent fiscal year ended September 30, 2001, and the subsequent interim period preceding the change in accountants, there were no disagreements with BDO Dunwoody LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope procedure. The report on the consolidated financial statements prepared by BDO Dunwoody L.L.P. for the most recent fiscal year did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except by explanatory paragraph referring to our ability to continue as a going concern.

Global Innovative has engaged the firm of Robison, Hill & Co. as of May 13, 2002. Robison, Hill & Co. was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Global Innovative's consolidated financial statements.

Also, as previously reported on form 8K filed November 30, 2001 and subsequently amended on January 3, 2002, The Company's prior auditor Hedden Chong resigned from its position as Global Innovative's independent accountant on October 19, 2001, and on that same day, Global Innovative's board of directors approved the change of accountant from Hedden Chong to BDO Dunwoody LLP. There were no disagreements with Hedden Chong on any matter of accounting principles or practices, financial statement disclosure or auditing scope procedure for the year ended September 30, 2000, and the subsequent interim periods preceeding the change in accountants. The report on the consolidated financial statements prepared by Hedden Chong for the year ended September 30, 2000, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. BDO Dunwoody LLP was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Global Innovative's consolidated financial statements.

Item 7.        Exhibits

(16)    Letter re: change in certifying accountant

16.1 Letter from Hedden Chong to the Securities and Exchange Commission, dated October 23, 2001. (Incorporated by reference to form 8-K filed November 30, 2001)

16.2 Letter from Hedden Chong to the Securities and Exchange Commission, dated December 28, 2001. (Incorporated by reference to form 8-K/A filed January 3, 2002)

16.3 Letter from BDO Dunwoody LLP to the Securities and Exchange Commission, dated May 13, 2002. (Filed herewith)

16.4 Letter from Hedden Chong to the Securities and Exchange Commission, dated May 13, 2002. (Filed herewith)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INNOVATIVE SYSTEMS, INC.

Date:   May 15, 2002


/s/ Robert M. Fletcher
-----------------------
Robert M. Fletcher,
Chief Operating Officer

Exhibit 16.3

                                                     Direct Line: (604) 443-4732
                                                          E-mail: mmadsen@bdo.ca
                                                                       31-011824
May 13, 2002




Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549
United States of America

Dear Sirs:

Re:  Global Innovative Systems, Inc. (the "Company")

We refer to the Company's current report on Form 8-K (the "Form 8-K") in connection with the changes in the Company's certifying accountant effective May 13, 2002. We have read and agree with the comments in Item 4 of the Form 8-K insofar as such comments relate to us.

Yours truly,


/s/ BDO Dunwoody LLP


Chartered Accountants

Exhibit 16.4


May 14, 2002




Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sirs/Mesdames:

Re:  Global Innovative Systems, Inc. (the "Company")

We have read the paragraphs of items included in the e Company's Form 8-K dated May 13, 2002, to be filed May 15, 2002, and are in agreement with the statements contained therein.

Yours very truly,

HEDDEN CHONG

/s/

Andy Young
AY:jd